UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

S&T Bancorp, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2015.

S&T BANCORP, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 20, 2015
	Date: May 20, 2015	Time: 10:00 AM Eastern Time
Location: S&T SUPPORT CENTER
INDIANA WEST PLAZA
2416 PHILADELPHIA STREET
INDIANA, PENNSYLVANIA 15701
Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STBA15.

S&T BANCORP, INC. 800 PHILADELPHIA ST INDIANA, PA 15701	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS

ANNUAL REPORT ON FORM 10-K IN A COMBINED DOCUMENT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:  Go to www.virtualshareholdermeeting.com/STBA15. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Vote on Directors - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL”.
1.	ELECTION OF DIRECTORS TO SERVE TERMS EXPIRING IN 2016

Nominees:
	01) Todd D. Brice	09) David L. Krieger
	02) John J. Delaney	10) James C. Miller
	03) Michael J. Donnelly	11) Fred J. Morelli, Jr.
	04) William J. Gatti 05) James T. Gibson 06) Jeffrey D. Grube 07) Frank W. Jones 08) Jerry D. Hostetter	12) Frank J. Palermo, Jr. 13) Christine J. Toretti 14) Charles G. Urtin 15) Steven J. Weingarten

Vote on Proposals - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.

2.     TO RATIFY THE SELECTION OF KPMG LLP AS AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2015.

3.     TO APPROVE THE NON-BINDING PROPOSAL ON THE COMPENSATION OF S&T’S EXECUTIVE OFFICERS.

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.